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                                                                    Exhibit 23.7



                        CONSENT OF INDEPENDENT AUDITORS



To the board of directors
Diamond Cable Communications Plc


     We consent to the use of our report with respect to Diamond Cable Communications Plc incorporated by reference herein and to references to our firm under the headings "Experts" in the Registration Statement on Form S-4 of NTL Incorporated.

                                                            /s/ KPMG
                                                       -------------------
                                                                KPMG


Nottingham, England
February 11, 1999